American Century ETF Trust
Summary Prospectus Supplement
American Century® Focused Dynamic Growth ETF
American Century® Large Cap Equity ETF
American Century® Large Cap Growth ETF
American Century® Mid Cap Growth Impact ETF

Supplement dated May 24, 2025 ■ Summary Prospectuses dated January 1, 2025

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager for the funds. All information for Mr. Casis in the summary prospectus of each fund is to be deleted as of that date.

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